1 Aerie Pharmaceuticals, Inc. Additional Rhopressa™ Rocket 1 Analyses and Path Forward May 7, 2015 Exhibit 99.2

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Background
There are three Phase 3 registration trials for Rhopressa™,
•
“Rocket 1,” a 90-day efficacy trial, the results of which were initially reported on April 23, 2015 and are further reported in this
presentation,
•
“Rocket 2,” a 12-month safety trial with a 90-day interim efficacy readout expected third quarter 2015, and
•
“Rocket 3,” a safety-only study being conducted in Canada.
Rocket 1 clinical trial evaluated
•
the ocular hypotensive efficacy of Rhopressa™ 0.02%, dosed QD, versus Timolol, 0.5%, dosed BID, in patients with elevated
intraocular pressure (OAG and OHT) for 90 days
•
the ocular and systemic safety of Rhopressa™, 0.02% for 90 days

4

Primary endpoint: Mean IOP at
Weeks 2 and 6 and Day 90
Patients with open angle glaucoma (OAG) or ocular hypertension (OHT)
with IOP >20 mmHg and < 27 mmHg
N=411 randomized at 36 sites
(370 subjects per protocol)
Timolol 0.5%
BID
Rhopressa™
Rocket 1 Trial Design
Rhopressa™
0.02% QD (PM)
Patients randomized
1:1

Number of Early Terminations – 44 (Total Rhopressa™ plus Timolol)
31 in Rhopressa™, 13 in Timolol
Major Reasons for Early Termination (Total Rhopressa™ plus Timolol)
* Adverse Events for Rhopressa™ included: Allergic conjunctivitis (2); Eyelid pruritus (2); Lacrimation increased (2); Angle closure glaucoma (1); Conj. hyperemia (1); Conj. edema (1); Conj. Vasc. Disorder (1); Eye irritation (1); Eye pain (1); Eye pruritus (1);  Eyelid edema (1); Iris adhesions (1); Iris bombe (1); Vision blurred (1); Decreased visual acuity (1); Diarrhea
(1); Dysphagia (1); Feel abnormal (1); Instill. site pain (1); Conjunctivitis (1); Hypersensitivity (1); Upper limb fracture (1);
Corneal staining present (1); Prostate cancer (1); Dermatitis (1)
Rocket 1 Trial Conduct
Adverse events* (55%)
Protocol violation (18%)
Withdrawal of consent (11%)
Lack of efficacy (7%)
Investigator decision (4%)

Rocket 1 Study Endpoints
Efficacy:
•
•
• IOP analysis stratified by baseline IOP above and below 24 mmHg
• Mean change from baseline IOP
• Mean percent change from diurnally adjusted baseline IOP
• Mean diurnal and change from baseline diurnal IOP
Safety:
•
The primary efficacy endpoint is the mean IOP at the following time points: 08:00, 10:00, and 16:00 at the Week 2, Week 6, and Day 90
visits
Secondary efficacy endpoints include:
Ocular and systemic safety measures

Primary Endpoint: Topline Summary
Per Protocol population (baseline IOP < 27 mmHg)
Rhopressa™ did not meet criteria for non-inferiority to Timolol
Rhopressa™ mean difference from Timolol ranged from –0.5 to
+1.3 mmHg
Inferiority was driven by a subset of Rhopressa™ patients losing efficacy over time (~ 20%)
“Drifter” subset: Increase in IOP greater than 3 mmHg from week 2 to month 3

Summary Of Rhopressa™ Rocket 1 Efficacy
Results Based On Different Baseline IOPs
Baseline IOP (mmHg) Non-inferiority Numerical Superiority
<27 Did not meet Met 2 time points
<26 Met Met 4 time points
<25 Met Met 7 time points
<24 Met All (9 time points)
<23 Met All (9 time points)
<22 Insufficient power All (9 time points)

9 Today’s Objectives Rhopressa™ IOP-lowering dynamics What happened between baseline IOP < 27 mmHg and 26 mmHg? Next steps for Rocket 2 Next steps for Rocket 4 Next steps for Roclatan™

10 Explanation of Increase in IOP Week 2 to Month 3

IOP
mmHg +/- SEM
25
24
23
22
21
20
19
18
17
16
15
AR-13324 0.02% (n=76)
Timolol 0.5% (n=84)
Pre-Study
8AM Qual 1
8AM
10AM
4PM
Baseline
8AM
10AM
4PM
Week 2
8AM
10AM
4PM
Week 6
8AM
10AM
4PM
Month 3

11 Baseline IOP < 24 mmHg (Pre-specified analysis)

Diurnal Average IOP
IOP mmHg + SEM
23
22
21
20
19
18
17
16
15
14
20.9
15.2
15.9
16.7
20.8
17.1
16.8
17.1
AR-13324 0.02% (n=40)
Timolol 0.5% (n=43)
Baseline
Week 2
Week 6
Month 3

Rhopressa
TM
Efficacy In Subjects On PGA Prior
To Study: Baseline IOP < 24 mmHg
• Prior PGA use produced enhanced IOP-lowering with Rhopressa
TM
at
weeks 2 and 6
• IOP lowering at month 3 equivalent to IOP lowering in non-PGA subjects
• Prior PGA use had no effect on Timolol efficacy

Diurnal Average IOP
IOP mmHg + SEM
23
22
21
20
19
18
17
16
15
14
20.9
16.8
17.1
17.1
20.9
16.9
17.2
17.2
AR-13324 0.02% (n=36)
Timolol 0.5% (n=41)
Baseline
Week 2
Week 6
Month 3

13 Rhopressa TM Efficacy In Subjects Not On PGA Prior To Study: Baseline IOP < 24 mmHg • No loss of efficacy seen from week 2 to month 3 for Rhopressa TM or Timolol

IOP
mmHg +/- SEM
25
24
23
22
21
20
19
18
17
16
15
AR-13324 0.02% (n=107)
Timolol 0.5% (n=120)
Pre-Study
8AM Qual 1
8AM
10AM
4PM
Baseline
8AM
10AM
4PM
Week 2
8AM
10AM
4PM
Week 6
8AM
10AM
4PM
Month 3

14 Baseline IOP < 25 mmHg At All Time Points

Baseline IOP < 25 mmHg At All Time Points
-1.3, 0.0)
(-1.6, -0.2)
(- 1.7, -0.3)
(-1.4, -0.3)
-0.7, 0.7)
-0.9, 0.5)
(- 1.4, 0.0)
-0.9, 0.3)
(- 0.5, 0.9)
-0.8, 0.7)
-1.1, 0.3)
-0.7, 0.5)
(
(
(
(
(
(
(
Rhopressa     –
Timolol
(95% CI)
Mean Difference 95% CI
0.6
0.9
1.0
0.8
0.0
0.2
0.7
0.3
0.2
0.1
0.4
0.1
-
-
-
-
-
-
-
-
-
-
Mean IOP
Rhopressa Timolol
N=107 N=120
Baseline
8:00 AM 22.3 22.5
10:00 AM 21.2 21.0
4:00 PM 20.6 20.4
Mean Diurnal 21.4 21.3
Day 15
8:00 AM 17.2 17.8
10:00 AM 16.1 17.0
4:00 PM 16.2 17.2
Mean Diurnal 16.5 17.3
Day 43
8:00 AM 17.8 17.8
10:00 AM 16.8 17.0
4:00 PM 16.5 17.3
Mean Diurnal 17.1 17.4
Day 90
8:00 AM 18.1 18.0
10:00 AM 17.3 17.4
4:00 PM 17.0 17.4
Mean Diurnal 17.5 17.6
TM
TM

Diurnal Average IOP
IOP mmHg + SEM
23
22
21
20
19
18
17
16
15
14
21.3
15.6
16.7
17.2
21.2
17.4
17.2
17.7
AR-13324 0.02% (n=55)
Timolol 0.5% (n=58)
Baseline
Week 2
Week 6
Month 3

Rhopressa
TM
Efficacy In Subjects On PGA Prior
To Study: Baseline IOP < 25 mmHg
• Prior PGA use produced enhanced IOP-lowering with Rhopressa
TM
at
weeks 2 and 6
• IOP lowering at month 3 equivalent to IOP lowering in non-PGA subjects
• Prior PGA use had no effect on Timolol efficacy

Diurnal Average IOP
IOP mmHg + SEM
23
22
21
20
19
18
17
16
15
14
21.4
17.4
17.5
17.8
21.4
17.2
17.6
17.5
AR-13324 0.02% (n=52)
Timolol 0.5% (n=62)
Baseline
Week 2
Week 6
Month 3

17 Rhopressa TM Efficacy In Subjects Not On PGA Prior To Study: Baseline IOP < 25 mmHg • No loss of efficacy seen from week 2 to month 3 for Rhopressa TM or Timolol

Rhopressa
TM
IOP-lowering Effect Enhanced In
Subjects On PGA Therapy Prior To Study Entry
Prospective (pre-specified) analysis by pre-study medication status showed that prior PGA use enhanced Rhopressa
TM
IOP-lowering at
week 2 (p=0.003)
The PGA effect is lost over time, which we believe creates a false impression that Rhopressa
TM
loses efficacy over time
The apparent PGA synergy with Rhopressa
TM
is greatest at week 2
and lessens over time in the absence of PGA dosing
No evidence of enhanced efficacy in Timolol subjects on PGA therapy prior to study entry
Retrospective analysis of Phase 2 trial results shows prior PGA use enhanced Rhopressa
TM
IOP-lowering by 1 mmHg (p=0.007) and
1.2 mmHg (p=0.002) at weeks 2 and 4, respectively, relative to subjects not previously on PGA

19 What happened between baseline IOP of 26 mmHg and less than 27 mmHg?

Rocket 1 Rhopressa
TM
Drifters
IOP increase from week 2 to month 3 greater than 3 mmHg
Correlation with entry baseline IOP
•
<27 mmHg – 36 drifters (n=182, 19.8%)
•
<26 mmHg – 18 drifters (n=133, 13.5%)
•
<25 mmHg – 12 drifters (n=107, 11%)
•
<24 mmHg – 5 drifters  (n=76, 6.6%)

IOP
mmHg +/- SEM
25
24
23
22
21
20
19
18
17
16
15
AR-13324 0.02% (n=182)
Timolol 0.5% (n=188)
Pre-Study
8AM Qual 1
8AM
10AM
4PM
Baseline
8AM
10AM
4PM
Week 2
8AM
10AM
4PM
Week 6
8AM
10AM
4PM
Month 3

21 Baseline IOP < 27 mmHg At All Time Points

IOP
mmHg +/- SEM
25
24
23
22
21
20
19
18
17
16
15
AR-13324 0.02% (n=146)
Timolol 0.5% (n=180)
Pre-
Study
8AM
Qual 1
8AM
10AM
4PM
Baseline
8AM
10AM
4PM
Week 2
8AM
10AM
4PM
Week 6
8AM
10AM
4PM
Month 3

22 Baseline IOP < 27 mmHg – Drifters Removed

•
Higher baseline IOP and average duration of disease 3 years longer
•
Potential for more severely diseased trabecular meshwork
•
Highly variable IOP
•
56% showed IOP decreases at week 2 of 5 – 11 mmHg
•
31% showed decrease in IOP at week 2, an unusual IOP rise above baseline IOP at week 6, then IOP decreased again at month 3
•
Variability of IOP between Rhopressa™ studies (Phase 2 vs. Rocket 1)
•
22/36 (61%) drifters clustered at 5 (14%) study sites
•
Higher incidence (28%) of noncompliance compared to non-drifters
•
Impact of prior IOP lowering medication on week 2 IOP reading
•
66% PGA
•
34% None or Non-PGA
Rhopressa™ Drifter Characteristics

mmHg +/- SEM
28
27
26
25
24
23
22
21
20
19
18
17
16
15
14
13
12
11
10
--
8AM
8AM
10AM
4PM
Pre-Study
Qual 1
Baseline
CS301 - (n=71)
CS202 - (n=27)
PG324 - (n=57)

Variability of Baseline IOP Between Studies
Phase 2
Max entry IOP <36 mmHg
Rocket 1
Max entry IOP <27 mmHg
Same subjects had baseline IOPs ~2 mmHg higher in previous
Phase 2 studies vs. Rocket 1 study (n=71)
Phase 2 studies
Rocket-1

Rhopressa™ Dosing Compliance Week 6 to
Month 3
Missed >35% of PM Doses
Drifters Non-Drifters
Number non-compliant 10/36 4/30
% Non-compliant 28% 13%
Average days of dosing missed
per non-compliant subject
28/47 21/47
Average % days of dosing missed
per non-compliant subject 59% 45%
Compliance with dosing determined by bottle weight
Drifter subjects twice as likely to be non-compliant than non-drifters
More doses missed by non-compliant drifters than non-compliant non-drifters

Summary Of Rocket 1 Observations
At baseline IOP <24 mmHg and <25 mmHg, Rhopressa™ subjects on non-PGA therapy or no therapy prior to study entry showed consistent
IOP lowering over time (no drift)
Prior PGA users showed a residual PGA effect that enhanced
Rhopressa™ IOP lowering at week 2, creating a false impression of loss of Rhopressa™ efficacy by month 3
Rhopressa™ demonstrated equivalent IOP lowering at month 3 in prior
PGA and non-PGA users at baseline IOP <24 mmHg and <25 mmHg
At higher baseline IOPs, part of the reduced Rhopressa™ efficacy over time may be due to a minority of patients with severely diseased TM or non-dosing compliance, etc.
The potential synergistic effect of PGA+Rhopressa™ is a positive for both Rhopressa™ and Roclatan™

Path Forward: Rocket 2
•
FDA meeting to discuss changing the Rocket 2 IOP range for the primary endpoint to either baseline IOP < 24 mmHg or < 25 mmHg
•
Precedent for changing primary endpoint within ophthalmology:
Zioptan – for treatment of glaucoma, approved February 2012
•
Outcome dependent not only on FDA discussions but also the power adequacy at < 24 mmHg and < 25 mmHg based on patient enrollments
•
Aerie has the ability to increase patient enrollment if required because database is not locked
•
Expect Rocket 2 efficacy results in Q3 2015 assuming no increase in enrollment required – otherwise by year-end 2015

Path Forward: Additional Rhopressa™ Phase 3
Trial, “Rocket 4”
•
Rocket 4 planned for Q3 2015
•
Primary endpoint: baseline IOP < 24 mmHg or < 25 mmHg at 9
time points through Day 90
•
Secondary endpoints below 27 mmHg and potentially month 6
efficacy
•
Expect to file the Rhopressa™ NDA in the first half of 2016 if we don’t need additional patients in Rocket 2 or don’t need to wait for Rocket 4 results – otherwise by the end of 2016

Path Forward: Roclatan™
First Phase 3 registration trial “Mercury 1” to commence in Q3 2015
Final IOP range to be determined
Trial design is superiority of Roclatan™ over each individual component
Remaining Phase 3 trials (US+EU) to commence post-Rocket 2 topline results

30